Exhibit 10.5

TRUST RECEIPT #5-9-07-1

The undersigned (hereinafter called the “TRUSTEE”) hereby acknowledges receipt from AUTO FINANCE CENTER OF AMERICA, INC. in Madison Heights, Michigan (hereinafter called “ENTRUSTER”) or from a third party on behalf of or at the direction of the ENTRUSTER of the goods designated below or for and in consideration of the present advance of new value as evidence by the Promissory Note of the TRUSTEE made to the ENTRUSTER in the amount of such advance of even date, herewith payable on demand, does acknowledge and agree that a security interest in said goods has been and is granted and exists and will continue to exist and retain in favor of the ENTRUSTER.

Year/ Make	Model	Stock #	Vin #	Actual Cost	Floor Plan
95 Chevy	Lumina	0361118	2G1WN52M7S1124582	995.00	995.00
98 Pontiac	Sunfire	0370219	1G2JB5246W7507596	2140.00	2140.00
02 Chrysler	Sebring	0370325	1C3EL46XX2N216005	5530.00	5530.00
95 Chrysler	Cirrus	0370337	1C3EJ56H1SN559242	2000.00	2000.00
02 Ford	Mustang	0370339	1FAFP40432F174330	6730.00	6730.00
00 Chrysler	Sebring	0370340	3C3EL55H8YT239680	4420.00	4420.00
01 Dodge	Stratus	0370405	1B3EJ46X41N568434	3925.00	3925.00
99 Dodge	Durango	0370407	1B4HS28Z8XF550756	4425.00	4425.00
01 Mercury	Sable	0370409	1MEFM50UX1A616300	2910.00	2910.00
98 Chrysler	Cirrus	0370410	1C3EJ56H8WN289819	2560.00	2560.00
					35635.00

The TRUSTEE agrees to hold said goods, together with all accessories, attachments and equipment, as a component part thereof, in trust for the ENTRUSTER for the purpose solely of selling or exchanging them, or of procuring there their sale or exchange in the ordinary course of the TRUSTEE’S trade.

The Trust Receipt has been executed and delivered pursuant to and in furtherance of a certain Security Agreement Trust Receipt hereto for executed and delivered by the undersigned (therein referred to as the DEBTOR) to and in favor of AUTO FINANCE CENTER OF AMERICA, INC. (therein referred to as the SECURED PARTY), and all the terms and conditions of said Agreement are incorporated herein by reference, made a part of the Trust Receipt and shall apply to the property above described and the proceeds thereof and to the duties and obligations of the Debtor in connection therewith.

Dated: May 11, 2007.

Witnesses:	Keith Bullard’s Auto Liquidation Center, Inc.

/s/ Mark R. Horvath	By:	/s/ Keith Bullard
	Its:	Vice President